                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant       [X]
Filed by a Party other than the
 Registrant                   [_]

   Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the
    Commission Only (as permitted
    by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional
    Materials

[_] Soliciting Material Pursuant
    to Rule 14a-11(c) or Rule 14a-
    12

                                  RAMBUS INC.
     ---------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

     ---------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies: ________

  (2) Aggregate number of securities to which transaction applies: ___________

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____________

  (4) Proposed maximum aggregate value of transaction: _______________________

  (5) Total fee paid: ________________________________________________________

[_] Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount Previously Paid: ________________________________________________

  (2) Form, Schedule or Registration Statement no.: __________________________

  (3) Filing Party: __________________________________________________________

  (4) Date Filed: ____________________________________________________________

[LOGO OF RAMBUS]

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 9, 2000

                               ----------------

   To the Stockholders:

   Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Rambus Inc., a Delaware corporation (the "Company"), will be held on Wednesday, February 9, 2000 at 9:00 a.m., local time, at the Sheraton Palo Alto Hotel, 625 El Camino Real, Palo Alto, California 94301, for the following purposes:

  1. To elect four Class I directors for a term of two years and until their successors are duly elected and qualified.

  2. To ratify the appointment by the Board of Directors of the firm of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending September 30, 2000.

  3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting.

   Only holders of record of the Company's Common Stock at the close of business on January 7, 2000, the record date, are entitled to vote on the matters listed in this Notice of Annual Meeting.

   All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                          By Order Of The Board Of Directors
                                           of Rambus Inc.

                                          Gary G. Harmon

                                          Sr. Vice President, Finance, Chief
                                          Financial Officer and Secretary

Mountain View, California
January 12, 2000

          WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN,
                DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY
                     AS POSSIBLE IN THE ENCLOSED ENVELOPE

                                  RAMBUS INC.

                                Proxy Statement
                                      for
                      2000 Annual Meeting of Stockholders

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
PROCEDURAL MATTERS........................................................   1

  General.................................................................   1
  Voting at the Annual Meeting; Record Date...............................   1
  Quorum; Required Vote...................................................   1
  Proxies.................................................................   2
  Expenses of Solicitation................................................   2
  Procedure for Submitting Stockholder Proposals..........................   2

PROPOSAL ONE: ELECTION OF DIRECTORS.......................................   4

  General.................................................................   4
  Nominees for Class I Directors..........................................   4
  Information Regarding Nominees and Other Directors......................   5
  Board Meetings and Committees...........................................   7
  Director Compensation...................................................   7

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.........   8

  Required Vote...........................................................   8

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT..................   9

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT.........................  10

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...............  10

EXECUTIVE OFFICERS OF THE COMPANY.........................................  11

EXECUTIVE COMPENSATION....................................................  13

  Summary Compensation Table..............................................  13
  Option Grants in Last Fiscal Year.......................................  14
  Aggregate Option Exercises in Fiscal 1999 and Fiscal Year-End Option
   Values.................................................................  14
  Employment Agreements...................................................  14

CERTAIN TRANSACTIONS......................................................  15

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS............  15

  Compensation Philosophy and Policies....................................  15
  Elements of Compensation................................................  15
  Fiscal 1999 Executive Compensation......................................  16
  Fiscal 1999 Chief Executive Officer Compensation........................  16

COMPANY STOCK PRICE PERFORMANCE GRAPH.....................................  18

OTHER MATTERS.............................................................  19

                                  RAMBUS INC.

                               ----------------

                                PROXY STATEMENT
                                      FOR
                      2000 ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                              PROCEDURAL MATTERS

General

   This Proxy Statement is being furnished to holders of common stock, par value $0.001 per share (the "Common Stock"), of Rambus Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of the Company's Stockholders (the "Annual Meeting") to be held on Wednesday, February 9, 2000 at 9:00 a.m., local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Sheraton Palo Alto Hotel, 625 El Camino Real, Palo Alto, California 94301. The telephone number at the Sheraton Palo Alto Hotel is (650) 328-2800. The Company's headquarters are located at 2465 Latham Street, Mountain View, California 94040, and the telephone number at that location is (650) 944-8000.

   This Proxy Statement and the accompanying form of proxy are first being mailed on or about January 12, 2000, together with the Company's 1999 Annual Report to Stockholders (which includes the Company's 10-K for its 1999 fiscal year), to all holders of Common Stock entitled to vote at the Annual Meeting. Stockholders may obtain, for the cost of copying, a copy of any exhibits to the Company's 10-K by writing to the Secretary of the Company at the Company's headquarters.

Voting at the Annual Meeting; Record Date

   Only holders of record of the Company's Common Stock at the close of business on January 7, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. Such stockholders are entitled to cast one vote for each share of Common Stock held as of the Record Date on all matters properly submitted for the vote of stockholders at the Annual Meeting. As of the Record Date, there were 23,815,770 shares of the Company's Common Stock outstanding and entitled to be voted at the Annual Meeting. No shares of Preferred Stock were outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Share Ownership by Principal Stockholders and Management."

Quorum; Required Vote

   The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Stockholders' votes will be tabulated by persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions in the counting of votes, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of shares entitled to vote. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of shares entitled to vote with respect to the particular proposal on which the broker has expressly not voted. In the election of directors, the four nominees who receive the greatest number of votes will be elected, and therefore abstentions and broker non-votes will have no effect on the outcome of the election of directors. There are no cumulative voting rights in the election of directors.

Proxies

   All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting. The Company has an advance notice Bylaw provision described in "Procedure for Submitting Stockholder Proposals" below. To date, the Company has not received from any stockholder any notice with respect to nomination for the election of directors or other business to be brought before the Annual Meeting.

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares or
(ii) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy should be hand delivered to the Secretary of the Company or should be sent so as to be delivered to Rambus Inc., 2465 Latham Street, Mountain View, CA 94040, Attention: Secretary.

Expenses of Solicitation

   All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of the Company may also solicit proxies in person or by telephone, telegram, letter, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. In addition, the Company has retained Corporate Investor Communications, Inc. to assist in the mailing and solicitation of proxies at an estimated fee of $5,000, plus reasonable out-of-pocket expenses.

Procedure for Submitting Stockholder Proposals

   Stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be included in the Company's proxy materials for the annual meeting of stockholders to be held in the year 2001, stockholder proposals must be received by the Secretary of the Company no later than September 14, 2000, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

   In addition, the Company's Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of stockholders. For nominations or other business to be properly brought before the meeting by a stockholder, such stockholder must provide written notice delivered to the Secretary of the Company 90 days in advance of the annual or special meeting, which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. In the event that less than 100 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company. All notices of proposals by stockholders, whether or not included in the Company's proxy materials, should be sent to Rambus Inc., 2465 Latham Street, Mountain View, CA 94040, Attention: Secretary.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

General

   The Company's Board of Directors is currently comprised of seven members who are divided into two classes with overlapping two-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. Any additional directorships resulting from an increase in the number of directors will be distributed among the two classes so that, as nearly as possible, each class will consist of an equal number of directors.

Nominees for Class I Directors

   Four Class I directors are to be elected at the Annual Meeting for a two-year term ending in 2002. The Board of Directors has nominated BRUCE DUNLEVIE, CHARLES GESCHKE, MARK HOROWITZ and DAVID MOORING for re-election as Class I directors. Unless otherwise instructed, the persons named in the enclosed proxy intend to vote proxies received by them for the re-election of Mr. Dunlevie, Dr. Geschke, Dr. Horowitz and Mr. Mooring. The Company expects that each of Mr. Dunlevie, Dr. Geschke, Dr. Horowitz and Mr. Mooring will accept such nomination; however, in the event that Mr. Dunlevie, Dr. Geschke, Dr. Horowitz or Mr. Mooring is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for a substitute nominee or nominees designated by the present Board of Directors. The term of office of each person elected as a director will continue until such director's term expires in 2002 or until such director's successor has been elected and qualified.
   The Board of Directors recommends a vote "FOR" the nominees listed above.

Information Regarding Nominees and Other Directors

   Set forth below is certain information regarding the nominees for Class I directors and each other director of the Company whose term of office continues after the Annual Meeting.

           Nominees for Class I Directors for a term expiring in 2002

      Name         Age        Principal Occupation and Business Experience
      ----         ---        --------------------------------------------

Bruce Dunlevie...   43 Mr. Dunlevie has served as a director of the Company
                       since its founding in March 1990. He has been a member of
                       the venture capital firm Benchmark Capital since April
                       1996, and a general partner of the venture capital firm
                       Merrill, Pickard, Anderson & Eyre since 1989. Mr.
                       Dunlevie also served as Vice President and General
                       Manager of the Personal Computer Systems Division of
                       Everex Systems, a personal computer manufacturer. He
                       holds a B.A. degree in History from Rice University and
                       an M.B.A. from Stanford University. Mr. Dunlevie also
                       serves as a director of Geoworks, an operating systems
                       software company, Genesys Telecommunications
                       Laboratories, Inc., a CTI framework provider, and several
                       privately-held companies.

Charles Geschke..   60 Dr. Geschke has served as a director of the Company since
                       February 1996. He is a co-founder of Adobe Systems
                       Incorporated, a software company, and has served as a
                       director of that company since 1982, Chief Operating
                       Officer from 1986 to 1995, President since 1989 and
                       Chairman since 1997. Prior to 1982, Dr. Geschke held
                       various positions with Xerox's Palo Alto Research Center,
                       including Manager of the Imaging Sciences Laboratory. He
                       holds an A.B. degree in Classics and an M.S. degree in
                       Mathematics from Xavier University of Ohio, and received
                       his Ph.D. in Computer Science from Carnegie-Mellon
                       University.

Mark Horowitz....   42 Dr. Horowitz has served as a director since co-founding the Company in March 1990 and as Vice President from
                       March 1990 to May 1994 and currently continues to serve
                       in a part-time capacity as a member of the technical
                       staff. Dr. Horowitz has taught at Stanford University
                       since 1984 where he is currently professor of Electrical
                       Engineering. He holds B.S. and M.S. degrees in Electrical
                       Engineering from Massachusetts Institute of Technology
                       and received his Ph.D. in Electrical Engineering from
                       Stanford University.

David Mooring....   41 Mr. Mooring was appointed President and Director in
                       December 1999. Mr. Mooring joined the Company in February
                       1991 as Vice President, Marketing and Sales. He served as
                       Vice President, Business Development from May 1994 to
                       March 1997, when he became Sr. Vice President and General
                       Manager of the Computer & Memory Group and served in that
                       capacity until his appointment as President. From 1989 to
                       1991, he served as Vice President of Marketing and Sales
                       at Vitesse Semiconductor, Inc., a semiconductor
                       manufacturer. From 1980 to 1989, Mr. Mooring held various
                       marketing and sales positions at Intel Corporation. Mr.
                       Mooring holds a B.S. degree in Economics from the
                       University of Santa Clara, an M.B.A. from Pepperdine
                       University and an M.S. degree in Computer Engineering
                       from the University of Southern California.

            Incumbent Class II Directors Whose Terms Expire in 2001

          Name           Age        Principal Occupation and Business Experience
          ----           ---        --------------------------------------------

William Davidow.........  64 Dr. Davidow has served as Chairman of the Board of
                             Directors since the Company was founded in March 1990.
                             Since 1985, Dr. Davidow has been a general partner of
                             Mohr, Davidow Ventures, a venture capital firm. From 1973
                             to 1985, he held a number of management positions at
                             Intel Corporation, including Senior Vice President of
                             Marketing and Sales, Vice President of the Microcomputer
                             Division and Vice President of the Microcomputer Systems
                             Division. Dr. Davidow holds A.B. and M.S. degrees in
                             Electrical Engineering from Dartmouth College and a Ph.D.
                             in Electrical Engineering from Stanford University. He
                             also serves as a director of Vantive Corporation and
                             Viant Corporation as well as several privately-held
                             companies.

P. Michael Farmwald.....  45 Dr. Farmwald has served as a director of the Company since co-founding the Company in March 1990, and in
                             addition served as Vice President and Chief Scientist
                             from March 1990 to November 1993. He co-founded Chromatic
                             Research Inc., a privately held developer of media
                             processors for the PC industry, in November 1993 and
                             served as a director prior to the sale of Chromatic
                             Research Inc. to ATI Technologies Inc. in November 1998.
                             From 1988 to 1989, Dr. Farmwald was an associate
                             professor of Electrical and Computer Engineering at the
                             University of Illinois. In 1986, he co-founded FTL which
                             merged that year with MIPS. From 1986 to 1988, Dr.
                             Farmwald was Chief Scientist for High End Systems at
                             MIPS. Dr. Farmwald holds a B.S. degree in Mathematics
                             from Purdue University and a Ph.D. in Computer Science
                             from Stanford University. He also serves as a director of
                             a privately-held company.

Geoff Tate..............  45 Mr. Tate currently serves as Chief Executive Officer and
                             Director. Mr. Tate served as President, Chief Executive
                             Officer and Director from May 1990 to December 1999. From
                             February 1989 to January 1990, Mr. Tate served as Senior
                             Vice President and Corporate Officer, Microprocessor and
                             Peripherals with Advanced Micro Devices, Inc. ("AMD"), a
                             semiconductor manufacturer. From 1979 to 1989, Mr. Tate
                             served in various marketing and product line management
                             positions with AMD. Mr. Tate holds a B.S. degree in
                             Computer Science from the Unviersity of Alberta and an
                             M.B.A. from the Harvard Graduate School of Business
                             Administration.

Board Meetings and Committees

   During fiscal 1999, the Board of Directors held four meetings (including regularly scheduled and special meetings), and no incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and the committees, if any, of which he was a member. Certain matters approved by the Board of Directors were approved by unanimous written consent.

   The Board of Directors currently has three standing committees: an Audit Committee, a Compensation Committee and a Stock Option Committee. The Company has no nominating committee or committee performing a similar function. The Audit Committee and the Compensation Committee currently consist of William Davidow, Bruce Dunlevie and Charles Geschke. The Stock Option Committee currently consists of one member, Geoff Tate.

   Audit Committee. The Audit Committee, which met four times during fiscal 1999, makes such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, provides to the Board the results of its examinations and recommendations derived therefrom, outlines to the Board improvements made, or to be made, in internal accounting controls, nominates independent auditors, and provides such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

   Compensation Committee. The Compensation Committee, which met six times during fiscal 1999, reviews and makes recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of the Company, including stock compensation and loans, and all bonus and stock compensation to all employees. Certain matters were approved by the Compensation Committee by unanimous written consent.

   Stock Option Committee. The Stock Option Committee, which was established in February 1997, has the authority (subject to limitations, if any, which may be established by the Company's Board of Directors) to administer the issuance of stock options under the Company's 1997 Stock Plan (the "1997 Stock Plan") and the 1999 NonStatutory Stock Option Plan (the "1999 Stock Plan") of up to 25,000 shares per employee per year, other than executive officers.

Director Compensation

   Board members do not receive any cash fees for their service on the Board or any Board committee, but they are entitled to reimbursement of all reasonable out-of-pocket expenses incurred in connection with their attendance at Board and Board committee meetings. All Board members are eligible to receive stock options pursuant to the discretionary option grant program in effect under the 1997 Stock Plan. The 1997 Stock Plan also provides for an automatic grant of an option to purchase 10,000 shares of Common Stock (the "First Option") to each non-employee, non-founder director who becomes a non-employee, non-founder director after the effective date of the 1997 Stock Plan provided that an employee director who becomes a non-employee, non-founder director is not eligible for the First Option. In addition, each non-employee, non-founder director is automatically granted an option to purchase 5,000 shares (a "Subsequent Option") on October 1 of each year provided he or she is then a non-employee, non-founder director and, provided further, that on such date he or she has served on the Board for at least six months. On October 1, 1999, Dr. Davidow, Mr. Dunlevie and Dr. Geschke were each granted a Subsequent Option to purchase 5,000 shares of Common Stock with an exercise price equal to the closing price of the Company's Common Stock.

                                 PROPOSAL TWO

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors has appointed PricewaterhouseCoopers LLP as independent auditors of the Company to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2000, and has determined that it would be desirable to request that the stockholders ratify such appointment.

   PricewaterhouseCoopers LLP (or its predecessor, Coopers & Lybrand L.L.P.) has audited the Company's financial statements since 1991. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

Required Vote

   Although stockholder approval is not required for the appointment of PricewaterhouseCoopers LLP since the Board of Directors has the responsibility for selecting auditors, the Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the votes duly cast at the Annual Meeting. In the event that the stockholders do not approve the selection of PricewaterhouseCoopers LLP, the Board of Directors will reconsider its selection.

         The Board of Directors recommends a vote "FOR" this proposal.

           SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

   Under the proxy rules of the Securities and Exchange Commission, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Shares as to which voting power or investment power may be acquired within 60 days are also considered as beneficially owned under the proxy rules.

   The following table sets forth certain information as of November 30, 1999, regarding beneficial ownership of the Company's Common Stock by (i) each person who is known to the Company to own beneficially more than five percent of the Company's Common Stock, (ii) each director and each nominee for election as a director of the Company, (iii) each executive officer named in the Summary Compensation Table set forth in this Proxy Statement, and (iv) all current directors and current officers of the Company as a group. The information on beneficial ownership in the table and the footnotes thereto is based upon the Company's records and the most recent Schedule 13D or 13G filed by each such person or entity and information supplied to the Company by such person or entity. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to the shares shown.

                                           Number of Shares    Percentage of
                                             Beneficially   Shares Beneficially
   Name or Group of Beneficial Owners          Owned(1)          Owned(1)
-----------------------------------------  ---------------- -------------------
FMR Corp. (Fidelity)(2)..................     2,034,529             8.5
 82 Devonshire Street
 Boston, MA 02109
Stuart J. Steele(3)......................     1,191,893             5.0
 436 S. River Road
 Bedford, NH 03110
Geoff Tate(4)............................       911,689             3.8
David Mooring(5).........................       151,589               *
Gary Harmon(6)...........................       144,413               *
Ed Larsen(7).............................        15,196               *
Subodh Toprani(8)........................       138,193               *
William Davidow(9).......................       256,013             1.0
Bruce Dunlevie(10).......................     1,039,130             4.4
P. Michael Farmwald......................     1,127,734             4.7
Charles Geschke(11)......................        71,249               *
Mark Horowitz(12)........................       629,429             2.6
All directors and officers as a group (11
 persons) (13)...........................     4,509,465            18.8
                                              ---------            ----

--------
  * Less than 1 percent
 (1) Percentage of shares beneficially owned is based on 23,815,770 shares outstanding as of November 30, 1999. Unless otherwise indicated below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares subject to options which are exercisable within 60 days of November 30, 1999 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person.
 (2) As reported on Schedule 13G filed on November 10, 1999.
 (3) As reported on Schedule 13G filed on April 23, 1999.
 (4) Includes 44,000 shares subject to options exercisable within 60 days of November 30, 1999, of which 249 shares were vested and 43,751 shares were unvested as of November 30, 1999. Also includes 15,000 shares held of record by Mr. Tate's wife, Colleen Thygesen Tate, as Trustee for their children.
 (5) At November 30, 1999, 30,543 shares held by Mr. Mooring were subject to a right of repurchase in favor of the Company which lapses over time.

 (6) At November 30, 1999, 15,959 shares held by Mr. Harmon were subject to a right of repurchase in favor of the Company which lapses over time.
 (7) At November 30, 1999, 14,897 shares held by Mr. Larsen were subject to a right of repurchase in favor of the Company which lapses over time.
 (8) Includes 45,500 shares subject to options exercisable within 60 days of November 30, 1999, of which 25,875 shares were vested and 19,625 shares were unvested as of November 30, 1999.
 (9) Includes 4,374 shares subject to options exercisable within 60 days of November 30, 1999, of which 3,958 shares were vested and 416 shares were unvested as of November 30, 1999. At November 30, 1999, 3,125 shares held by Dr. Davidow were subject to a right of repurchase in favor of the Company which lapses over time.
(10) Includes all shares held by entities affiliated with MPAE V Management Co. Bruce W. Dunlevie, a director of the Company, is a general partner of MPAE V Management Co. which is a general partner of Merrill, Pickard, Anderson & Eyre V, L.P. which owns 941,516 shares. Mr. Dunlevie is deemed to have voting and investment power with respect to such shares. Mr. Dunlevie may be deemed to beneficially own such shares, but he disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein. Also includes (i) 39,374 shares subject to options exercisable within 60 days of November 30, 1999, of which 35,833 shares were vested and 3,541 shares were unvested as of November 30, 1999, and (ii) 8,000 shares held of record by Mr. Dunlevie as trustee for his children.
(11) Includes 31,875 shares held of record by The Geschke Family Trust Dated 9/25/87, and 29,374 shares subject to options exercisable within 60 days of November 30, 1999, of which 26,874 shares were vested and 2,500 shares were unvested as of November 30, 1999. At November 30, 1999, 3,125 shares held by Dr. Geschke were subject to a right of repurchase in favor of the Company which lapses over time.
(12) Includes 3,200 shares held by the Horowitz Charitable Trust, of which Mr. Horowitz is Trustee.
(13) Includes 175,854 shares subject to options exercisable within 60 days of November 30, 1999, of which 98,920 shares were vested and 76,934 shares were unvested as of November 30, 1999. At November 30, 1999, 67,649 shares held by such persons were subject to a right of repurchase in favor of the Company which lapses over time.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

   Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities ("10% Stockholders") to file reports of ownership on a Form 3 and changes in ownership on a Form 4 or a Form 5 with the SEC and The Nasdaq Stock Market. Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

   Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during fiscal 1999, its executive officers, directors and 10% Stockholders complied with all applicable Section 16(a) filing requirements.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Compensation Committee is currently comprised of Dr. Davidow, Mr. Dunlevie and Dr. Geschke. No interlocking relationship exists between any member of the Company's Compensation Committee and any member of any other company's board of directors or compensation committee, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company.

                       EXECUTIVE OFFICERS OF THE COMPANY

   The executive officers of the Company and their ages and positions as of September 30, 1999, are as follows:

           Name           Age                     Position
 ------------------------ --- ------------------------------------------------
 Geoff Tate..............  45 President, Chief Executive Officer and Director

 David Mooring...........  40 Sr. Vice President and General Manager, Computer
                              & Memory Group

 Gary Harmon.............  61 Vice President, Finance, Chief Financial Officer
                              and Secretary

 Ed Larsen...............  47 Vice President, Human Resources

 Subodh Toprani..........  45 Vice President and General Manager, Logic
                              Products Division

   The Company's executive officers are appointed by, and serve at the discretion of, the Board of Directors. There is no family relationship between any executive officer and any director of the Company.

   Geoff Tate currently serves as Chief Executive Officer and Director. Mr. Tate served as President, Chief Executive Officer and Director from May 1990 to December 1999. From February 1989 to January 1990, Mr. Tate served as Senior Vice President and Corporate Officer, Microprocessor and Peripherals with Advanced Micro Devices, Inc. ("AMD"), a semiconductor manufacturer. From 1979 to 1989, Mr. Tate served in various marketing and product line management positions with AMD. Mr. Tate holds a B.S. degree in Computer Science from the University of Alberta and an M.B.A. from the Harvard Graduate School of Business Administration.

   David Mooring was appointed President and Director in December 1999. Mr. Mooring joined the Company in February 1991 as Vice President, Marketing and Sales. He served as Vice President, Business Development from May 1994 to March 1997, when he became Sr. Vice President and General Manager of the Computer & Memory Group and served in that capacity until his appointment as President. From 1989 to 1991, he served as Vice President of Marketing and Sales at Vitesse Semiconductor, Inc., a semiconductor manufacturer. From 1980 to 1989, Mr. Mooring held various marketing and sales positions at Intel Corporation. Mr. Mooring holds a B.S. degree in Economics from the University of Santa Clara, an M.B.A. from Pepperdine University and an M.S. degree in Computer Engineering from the University of Southern California.

   Gary Harmon was appointed Sr. Vice President, Finance, Chief Financial Officer and Secretary in December 1999. Mr. Harmon has served as Vice President, Finance, Chief Financial Officer and Secretary since joining the Company in March 1993. Prior to 1993, Mr. Harmon held various financial positions at Novellus Systems Inc., Digital Microwave Inc. and Avantek, Inc. Mr. Harmon holds a B.S. degree in Electrical Engineering from Stanford University and an M.B.A. from the Harvard Graduate School of Business Administration.

   Ed Larsen was appointed Sr. Vice President, Administration in December 1999. Mr. Larsen has served as Vice President, Human Resources, since joining the Company in September 1996. From May 1995 to August 1996, he served as Director, Human Resources for Cirrus Logic, Inc., a semiconductor manufacturer. From June 1991 to July 1993 and May 1994 to May 1995, Mr. Larsen was an independent consultant. From July 1993 to April 1994, he served as Director, Human Resources for Zilog, Inc., a semiconductor manufacturer. Mr. Larsen has also held various human resources positions with VLSI Technology and Motorola. Mr. Larsen holds a B.S. degree in Business Administration from the University of Minnesota.

   Subodh Toprani was appointed Sr. Vice President, New Ventures in December 1999. Mr. Toprani had served as Vice President and General Manager of the Logic Products Division since March 1997. Mr. Toprani joined the Company in May 1994 as Vice President, Marketing. From February 1992 to April 1994, Mr. Toprani served as Director of Marketing and Systems Engineering with the Personal Computer Products Division of AMD. From 1982 to 1992, Mr. Toprani served in various field engineering and marketing positions with AMD.

He has also held various engineering positions with Bally Manufacturing Corp., a manufacturer of gaming and leisure equipment, and Gaming Devices Inc., a manufacturer of gaming equipment. Mr. Toprani holds a B.S. degree in Physics from St. Xavier's College of Bombay and B.S. and M.S. degrees in Electrical Engineering from the Illinois Institute of Technology.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table sets forth, for the fiscal years ended September 30, 1997, 1998 and 1999, certain summary information regarding the compensation of the Company's Chief Executive Officer and each of the other four most highly compensated executive officers (collectively, the "Named Executive Officers") whose annual compensation (salary and bonus) for services rendered in all capacities to the Company exceeded $100,000.

                                                       Long-Term
                                                      Compensation
                                                         Awards
                                                      ------------
                                         Annual
                                      Compensation     Securities
                                    -----------------  Underlying     All Other
 Name and Principal Position   Year  Salary  Bonus(1) Options (#)  Compensation(2)
 ----------------------------  ---- -------- -------- ------------ ---------------
 Geoff Tate..................  1999 $210,866 $122,682    90,000        $1,920
  Chief Executive Officer      1998  215,000   68,300    70,000         1,920
                               1997  215,000   52,039    75,000         1,920

 David Mooring...............  1999  190,000  108,619    70,000         1,832
  President                    1998  186,250   60,743    40,000         1,920
                               1997  170,250   58,302    20,000         1,920

 Gary Harmon.................  1999  175,000   98,907    15,000         1,676
  Sr. Vice President, Finance
  and                          1998  169,856   52,547    30,000         1,630
  Chief Financial Officer      1997  154,425   39,560    10,000         1,630

 Ed Larsen...................  1999  150,000   83,993    50,000         1,424
  Sr. Vice President,
  Administration               1998  145,000   44,422    30,000         1,248
                               1997  133,125   26,455    50,000         1,238

 Subodh Toprani..............  1999  185,625  105,062    50,000         1,784
  Sr. Vice President, New
  Ventures                     1998  172,500   56,268    35,000         1,920
                               1997  165,000   34,487    10,000         1,920

--------
(1) Earned for services during year.
(2) Consists of group term life insurance premiums paid by the Company.

Option Grants in Last Fiscal Year

   The following table sets forth certain information regarding stock options granted to each of the Named Executive Officers for the fiscal year ended September 30, 1999.

                                         Individual Grants
                         -------------------------------------------------
                                                                           Potential Realizable Value at
                         Number of       % of                                 Assumed Annual Rates of
                         Securities Total Options                            Stock Price Appreciation
                         Underlying   Granted to     Exercise                   For Option Term(1)
                          Options    Employees in     Price     Expiration ------------------------------
                          Granted   Fiscal Year(2) Per Share(3)    Date          5%            10%
                         ---------- -------------- ------------ ---------- -------------- ---------------
Geoff Tate..............   90,000        7.8%        $59.3125    11/5/08   $    3,357,118 $    8,507,596
David Mooring...........   70,000        6.1%        $59.3125    11/5/08   $    2,611,092 $    6,617,019
Gary Harmon.............   15,000        1.3%        $59.3125    11/5/08   $      559,520 $    1,417,933
Ed Larsen...............   50,000        4.3%        $59.3125    11/5/08   $    1,865,066 $    4,726,442
Subodh Toprani..........   50,000        4.3%        $59.3125    11/5/08   $    1,865,066 $    4,726,442

--------
(1) Potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the ten year term. These numbers are calculated based on Securities and Exchange Commission requirements and do not reflect the Company's estimate of future stock price growth.
(2) The Company granted options to purchase 1,150,600 shares of Common Stock to all employees during fiscal 1999.
(3) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock at the date of grant.

Aggregate Option Exercises in Fiscal 1999 and Fiscal Year-End Option Values

   The following table sets forth for each of the Named Executive Officers the shares acquired and the value realized on each exercise of stock options during the year ended September 30, 1999 and the year-end number and value of exercisable and unexercisable options:

                                                  Number of Securities      Value of Unexercised
                                                 Underlying Unexercised     In-the-Money Options
                           Shares                Options at 9/30/99 (1)        at 9/30/99 (2)
                          Acquired     Value    ------------------------- -------------------------
          Name           on Exercise  Realized  Exercisable Unexercisable Exercisable Unexercisable
          ----           ----------- ---------- ----------- ------------- ----------- -------------
Geoff Tate..............   21,800    $1,521,700    3,199       210,001    $  195,939   $4,745,686
David Mooring...........       --            --       --       110,000            --   $1,090,625
Gary Harmon.............   30,500    $1,784,625       --        45,000            --   $  557,812
Ed Larsen...............    8,230    $  664,580       --        80,000            --   $  800,625
Subodh Toprani..........   15,000    $  912,750   23,750       106,750    $1,555,688   $2,234,438

--------
(1) Although some options are immediately exercisable for all the option shares, any shares purchased under such an option are subject to repurchase by the Company, at the exercise price paid per share, in the event the optionee ceases to provide services to the Company prior to vesting in those shares.
(2) Market value of underlying securities based on the closing price of the Company's Common Stock on September 30, 1999 (the last trading day of fiscal 1999) on the Nasdaq National Market of $66.25 minus the exercise price.

Employment Agreements

   None of the Company's executive officers has employment or severance agreements with the Company.

                             CERTAIN TRANSACTIONS

   Chromatic Research, Inc. In February 1994, the Company licensed its interface technology to Chromatic Research, Inc. ("Chromatic"), a multimedia processor design company. Under the terms of the license, the Company received 626,053 shares of Chromatic Series B Preferred Stock. In December 1997, the Company received an additional 142,857 shares of Chromatic Series I Preferred Stock in return for an investment in Chromatic of $1,000,000. As of the Series I financing, the Company's ownership interest represented approximately 2.7% of the outstanding shares of Chromatic. In November 1998, Chromatic was acquired by ATI Technologies Inc. and the Company received a total of $782,221 in payment for its shares. Chromatic was formed in May 1993 by, among others, Dr. Farmwald, who served as a director of, and consultant to, Chromatic. Investors in Chromatic included affiliates of Mohr, Davidow Ventures, Merrill, Pickard, Anderson & Eyre and Kleiner Perkins, Caufield & Byers. Dr. Davidow and Mr. Dunlevie also served on the Board of Directors of Chromatic.

   The Company believes that all related-party transactions described above were on terms no less favorable than could have been otherwise obtained from unrelated third parties. All future transactions between the Company and its executive officers, directors and principal stockholders will be approved by a majority of the independent and disinterested members of the Board of Directors and will be on terms no less favorable than could be obtained from unrelated third parties.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

   The Compensation Committee of the Board of Directors (the "Committee") consists of directors William Davidow, Bruce Dunlevie and Charles Geschke, none of whom are employees or officers of the Company. The Committee sets policy and administers the Company's cash and equity incentive programs for the purpose of attracting and retaining highly skilled executives who will promote the Company's business goals and build long-term stockholder value. The Committee is also responsible for reviewing and making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers of the Company.

Compensation Philosophy and Policies

   The policy of the Committee is to attract and retain key personnel through the payment of competitive base salaries and to encourage and reward performance through bonuses and stock ownership. The Committee's objectives are to:

  . ensure that there is an appropriate relationship between executive compensation and the creation of stockholder value;

  . ensure that the total compensation program will motivate, retain and attract executives of outstanding abilities; and

  . ensure that current cash and equity incentive opportunities are competitive with comparable companies.

Elements of Compensation

   Compensation for officers and key employees includes both cash and equity elements.

   Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise and experience of the employee and competitive conditions in the industry. In addition, cash bonuses may be awarded to officers and other key employees.

   Ownership of the Company's Common Stock is a key element of executive compensation. Officers and other employees of the Company are eligible to participate in the 1997 Stock Plan and the 1997 Employee Stock Purchase Plan (the "Purchase Plan"). Non-executive officer employees are also eligible to participate in the 1999

Stock Plan. The 1997 Stock Plan permits the Board of Directors or the Committee to grant stock options, stock purchase rights and Common Stock equivalents to employees on such terms as the Board or the Committee may determine. The 1999 Stock Plan permits the Board of Directors or the Committee to grant stock options to employees on such terms as the Board or the Committee may determine. The Committee has the authority to grant and administer stock options to all employees of the Company. In determining the size of a stock option grant to a new officer or other key employee, the Committee takes into account equity participation by comparable employees within the Company, external competitive circumstances and other relevant factors. These options typically vest over 48 months and thus require the employee's continuing services to the Company. Additional options may be granted to current employees to reward exceptional performance or to provide additional unvested equity incentives. The vesting of these additional stock options usually will not begin until previous option grants have become fully vested. The Purchase Plan permits employees to acquire Common Stock of the Company through payroll deduction and promotes broad-based equity participation throughout the Company. The Committee believes that such stock plans align the interests of the employees with the long-term interests of the stockholders.

   The Company also maintains a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all its employees. The Company does not currently contribute to the 401(k) Plan.

   The Committee has considered the potential future effects of Section 162(m) of the Internal Revenue Code of 1986, as amended. Section 162(m) limits the deductibility by public companies of certain executive compensation in excess of $1 million per executive per year, but excludes from the calculation of such $1 million limit certain elements of compensation, including performance-based compensation, provided that certain requirements are met. None of the Company's executive officers approached the $1 million limit in fiscal 1999 nor is any expected to approach such limit in fiscal 2000. However, the provisions of Section 162(m) merit current consideration because, under certain circumstances, the difference between the fair market value and the exercise price of options granted in the present time period, measured at the time of exercise, could be included in the calculation under Section 162(m) of the executive officers' compensation in the time period in which the exercise occurs. This result can be avoided if the plans under which such options are granted comply with certain requirements at the time of grant, including administration by a committee consisting solely of two or more outside directors and stockholder approval of the terms of the plan, including approval of an annual limit stated in the plan on the number of shares with respect to which options may be granted to any employee. The Company's 1997 Stock Plan has been designed and administered to meet such requirements. The Company has not attempted to structure other elements of executive compensation to qualify as performance-based compensation for purposes of
Section 162(m).

Fiscal 1999 Executive Compensation

   The Company's executive compensation philosophy is that base salary and cash bonuses should reflect the overall financial and non-financial performance of the Company and that non-cash compensation should be closely aligned with stockholder interests. No executive officer of the Company has an employment or severance agreement with the Company. Executive compensation for 1999 included base salary and cash bonuses. Cash bonuses for executive officers are based on the following measures of the Company's performance: total revenues, operating income, the market penetration of the Company's technology and other performance goals. Executive officers, like other employees, were eligible for option grants under the 1997 Stock Plan and to participate in the Purchase Plan.

Fiscal 1999 Chief Executive Officer Compensation

   Geoff Tate joined the Company as President and Chief Executive Officer in 1990 and currently serves as Chief Executive Officer. Mr. Tate does not have an employment or severance agreement with the Company. In setting Mr. Tate's compensation, the Compensation Committee, in addition to considering the factors for all executive officers described above, also considers data reflecting comparative compensation information from other companies. In fiscal 1999, Mr. Tate's compensation was based on the Company's overall performance in relation to goals set in the beginning of the year. In addition, in fiscal 1999 the Company granted Mr. Tate options to purchase 90,000 shares of Common Stock. The options, which do not begin to vest until January 1, 2002, are designed to increase Mr. Tate's incentive to remain with the Company in the future and to closely align Mr. Tate's interests with those of the Company's stockholders.

                                          COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          William Davidow
                                          Bruce Dunlevie
                                          Charles Geschke

                     COMPANY STOCK PRICE PERFORMANCE GRAPH

   The following graph compares the cumulative total return to stockholders on the Company's Common Stock with the cumulative total return of the Nasdaq Stock Market Index-U.S. ("Nasdaq US") and the Hambrecht & Quist Technology Index ("H&Q Technology"). The graph assumes that $100 was invested on May 13, 1997, the date of the Company's initial public offering, in the Company's Common Stock, the Nasdaq US Index and the H&Q Technology Index, including reinvestment of dividends. No dividends have been declared or paid on the Company's Common Stock. Historic stock price performance is not necessarily indicative of future stock price performance.

                       [PERFORMANCE GRAPH APPEARS HERE]

                                                    Nasdaq US                   H&Q Technology
     Date             Rambus Inc.                     Index                         Index
   --------           -----------                   ---------                   --------------
   05/13/97              $100                         $100                           $100
   06/30/97              $388                         $108                           $107
   09/30/97              $464                         $127                           $129
   12/31/97              $381                         $119                           $109
   03/31/98              $365                         $139                           $132
   06/30/98              $509                         $143                           $135
   09/30/98              $533                         $129                           $120
   12/31/98              $802                         $167                           $170
   3/31/99               $536                         $187                           $185
   6/30/99               $768                         $205                           $219
   9/30/99               $552                         $209                           $231

                                 OTHER MATTERS

   The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

   It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy in the envelope which has been enclosed.

                                          BY ORDER OF THE BOARD OF DIRECTORS

Mountain View, California
January 12, 2000

                                                                      1639-PS-00

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                                  RAMBUS INC.

     FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 9, 2000

The undersigned stockholder of Rambus, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement each dated January 12, 2000 and hereby appoints Geoff Tate and Gary Harmon, or either of them, proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Rambus Inc. to be held on February 9, 2000 at 9:00 a.m., local time at the Sheraton Palo Alto Hotel, 625 El Camino Real, Palo Alto, California 94301, and at any adjournment thereof, and to vote all shares of Common Stock of the Company held of record by the undersigned on January 7, 2000 as hereinafter specified upon the proposals listed on the reverse side.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
   SIDE                                                                SIDE

[x] Please mark
    votes as in
    this example

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN, IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS BELOW AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS BELOW.

1. Election of Class I Directors.

   Nominees: (01) Bruce Dunlevie, (02) Charles Geschke,
             (03) Mark Horowitz and (04) David Mooring

                        FOR                    WITHHELD
                        ALL      [_]     [_]   FROM ALL
                       NOMINEES                NOMINEES


2. Ratification of appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending September 30, 2000.


                        FOR    AGAINST    ABSTAIN
                        [_]      [_]        [_]


[_]
   ---------------------------------------
   For all nominees except as noted above



                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [_]


Please sign exactly as your name appears herein. When shares are registered in the names of two or more persons, whether as joint tenants, as community property or otherwise, both or all of such persons should sign. When signing as attorney, executor, administrator, trustee, guardian or another fiduciary capacity please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person.


Signature:                               Date:
          -----------------------------       ---------------------------


Signature:                               Date:
          -----------------------------       ---------------------------